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                   CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                               280 Trumbull Street
                               Hartford, CT 06103


                                November 15, 2002

Cedar-Camp Hill, LLC
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue
Port Washington, NY  11050

ATTENTION: Leo S. Ullman

         Re: Sale of Camp Hill Mall (the "Property")
             Connecticut General Life Insurance Company to
             Cedar-Camp Hill, LLC

Gentlemen:

Attached to this letter as Exhibit A is a list of the receivables/delinquent rents at the Property (the "Receivables") as of the date of this letter (the "Closing Date"). The collection, receipt, disposition and distribution of the Receivables following the Closing Date shall be handled as "delinquent rents" in accordance with the provisions of Article V of the Purchase and Sale Agreement between Connecticut General Life Insurance Company (the "Seller") and Cedar Income Fund Partnership, L.P. (the "Original Purchaser") having an Effective Date (as defined therein) of August 14, 2002, as amended by First and Second Amendments to Purchase and Sale Agreement dated September 12, 2002 and October 31, 2002 respectively, as further amended by Third Amendment to Agreement of Purchase and Sale dated as of November 15, 2002 and as assigned to Cedar-Camp Hill, LLC (the "Purchaser") on the Closing Date (as so amended and assigned, the "Purchase and Sale Agreement").

By signing this letter agreement the Seller represents and warrants to the Purchaser that the Receivables are as set forth on Exhibit A and the Seller and Purchaser agree that the provisions of Article V shall control the collection, receipt, disposition and distribution of the Receivables (as "delinquent rents") following the Closing Date, the provisions of which Article, by the terms of the Purchase and Sale Agreement, shall survive the Closing Date and the delivery and acceptance of the Deed.

                                                      Very truly yours,

                                                      CONNECTICUT GENERAL LIFE
                                                            INSURANCE COMPANY



                                                      By:   STEPHEN J. OLSTEIN



                   PURCHASER'S SIGNATURE FOLLOWS ON NEXT PAGE

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AGREED TO THIS ___ DAY OF NOVEMBER, 2002


BY:      CEDAR-CAMP HILL, LLC,
         a Delaware limited liability company



         By:
            ----------------------------
            Name:  Leo S. Ullman
            Title: President
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                                    EXHIBIT A
                                    ---------


                               LIST OF RECEIVABLES